Rule 497(e)

File Nos. 2-80886
and 811-03626

CITIZENS FUNDS

on behalf of

Citizens Core Growth Fund

Citizens Global Equity Fund

Supplement dated May 1, 2006 to

Prospectus dated August 29, 2005

The table at the bottom of page 3 of the prospectus entitled “Portfolio Manager” is deleted in its entirety and replaced with the following:

“Co-Portfolio Managers

Jonathan White, CFA and Robert Magan, CFA. For more detailed information about the portfolio managers, please see the section called Portfolio Management for Each Fund on page 30.”

The section of the prospectus entitled “Portfolio Management for Each Fund” is revised to include the following information for the Citizens Core Growth Fund:

“Robert Magan, CFA (since 5/06)

•	See biographical information under Citizens Balanced Fund.

Mr. White is the lead member of the portfolio management team. Generally, Mr. White makes the buy and sell decisions, while other team members contribute to the security selection process.”

Effective May 1, 2006, McLean Budden Limited no longer will be the subadviser for the Citizens Global Equity Fund. Thereafter, Citizens Advisers will have day-to-day responsibility for managing the fund.

The table at the bottom of page 12 of the prospectus entitled “Portfolio Management Team” is deleted in its entirety and replaced with the following:

“Portfolio Manager

Jonathan White, CFA. For more detailed information about the portfolio manager, please see the section called Portfolio Management for Each Fund on page 30.”

The section of the prospectus entitled “Portfolio Management for Each Fund” is revised to include the following information for the Citizens Global Equity Fund:

“Jonathan White, CFA (since 5/06)

•	See biographical information under Citizens Core Growth Fund.”